The Saratoga Advantage Trust

Supplement dated June 29, 2009

to the

Statement of Additional Information

Dated December 31, 2008 of the Saratoga Advantage Trust

Reference is made to the information table provided under the section entitled “PORTFOLIO MANAGERS” – “Other Accounts Managed” beginning on page 42 of the Statement of Additional Information (“SAI”). The information pertaining to Anne Budlong of Oppenheimer Capital LLC located on page 43 is deleted in its entirety and replaced with the following information, which is provided as of May 31, 2009:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Horacio A. Valerias Oppenheimer Capital LLC	International Equity Portfolio	2	$29.3	0	$0	4	$526.8	$556.1

* * * * *

Reference is made to the section entitled “Ownership of Securities” beginning on page 50 of the SAI.  The information related to Ms. Budlong is deleted in its entirety and replaced with the following information, which is provided as of May 31, 2009:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Horacio A. Valerias	International Equity Portfolio	None

Please retain this supplement for future reference.